Exhibit 99.2

4Q15 Supplemental Information NYSE: STOR February 23, 2016 ir.storecapital.com SINGLE TENANT OPERATIONAL REAL ESTATE

Table of Contents This Supplemental Information should be read together with the Company’s fourth quarter and full year ended 2015 earnings press release (included as Exhibit 99.1 of the Company’s current report on Form 8-K, filed on February 23, 2016) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Information. STORE is Single Tenant Operational Real Estate 2 STORE is a Growth REIT addressing a Large Market 3 Financial Condensed Consolidated Statements of Income 4 Funds from Operations and Adjusted Funds from Operations 5 Condensed Consolidated Balance Sheets 6 Adjusted Debt to Adjusted EBITDA 7 Debt Summary and Maturities 8 Portfolio Portfolio – At a Glance 9 Portfolio Contract Quality 10 Diversification Across Customers 11 Diversification Across Geographies and Concepts 12 Contract Expirations and Occupancy 13 Rent Escalations 14 2016 Guidance 15 Supplemental Reporting Measures and Forward-Looking Statements 17

STORE is Single Tenant Operational Real Estate About STORE Capital STORE Capital Corporation is an internally managed net-lease real estate investment trust, or REIT, that is the leader in the acquisition, investment and management of Single Tenant Operational Real Estate, or STORE Properties, which is our target market and the inspiration for our name. STORE continues the investment activities of our senior leadership team, which has been investing in single-tenant operational, or profit-center, real estate for over three decades. We are the largest and fastest growing net-lease REIT and own a large, well-diversified portfolio that consists of investments in 1,325 property locations or $4.0 billion in gross investment dollars at December 31, 2015. Our customers operate across a wide variety of industries within the service, retail and industrial sectors of the U.S. economy, with restaurants, movie theaters, health clubs, early childhood education centers, and furniture stores representing the top industries in our portfolio. We estimate the market for STORE Properties to be among the nation’s largest real estate sectors, exceeding $2.5 trillion in market value and including more than 1.6 million properties. For more information about STORE Capital, please visit our website at www.storecapital.com. Common Stock Our common stock is traded on the New York Stock Exchange under the symbol “STOR” Closing price on December 31, 2015: $ 23.20 Corporate Headquarters 8501 East Princess Drive, Suite 190 Scottsdale, Arizona 85255 480.256.1100 STORE Senior Leadership Team Christopher H. Volk, President and Chief Executive Officer Catherine Long, Chief Financial Officer Mary Fedewa, Executive Vice President – Acquisitions Christopher K. Burbach, Executive Vice President – Underwriting Michael J. Zieg, Executive Vice President – Portfolio Management Michael T. Bennett, Executive Vice President and General Counsel What We Do We were formed to fill the needs of thousands of middle market and larger companies for efficient long-term capital for their profit-center real estate. In addressing this large market, we have maintained a significant investment pipeline of targeted investment opportunities since the day we opened our doors. These opportunities allow us to be selective, choosing strong tenants and investments that offer attractive risk-adjusted returns.

STORE is a Growth REIT addressing a Large Market The market for STORE Properties exceeds $2.5 trillion in market value and includes more than 1.6 million properties. Despite the market's size, the financing marketplace for STORE Properties is highly fragmented, with few participants addressing the long-term capital needs of middle market and larger nonrated companies. TOTAL TARGET MARKET SIZE ($2.5 TRILLION) KEY GROWTH DRIVERS We Create Demand We create stockholder value through more than real estate aggregation. We originate approximately 75% of our real estate investments through direct tenant relationships which offer both our tenants and investors superior value and nearly 90% of our contracts were created by us or contain our preferred contract terms. We are Scalable in our Operations As we grow, we expect the cost to manage our portfolio to decline as a percentage of investment value. We built STORE with highly efficient systems to enable this operating leverage. We Have an Efficient Capital Structure Our A+ rated long-term debt conduit, STORE Master Funding, is complemented by our access to senior unsecured term notes with our investment-grade rating. These long-term debt strategies, along with our short-term unsecured borrowing capacity and over $1.5 billion in unencumbered assets provide us with access to long-term, low-cost capital. MARKET OVERVIEW Retail 37 % Service 47 % Industrial 16%

Condensed Consolidated Statements of Income Three Months Ended December 31, Year Ended December 31, $ thousands, except share and per share data 2015 2014 2015 2014 Revenues: (unaudited) (unaudited) (audited) Rental revenues $ 75,467 $ 53,009 $ 270,780 $ 181,972 Interest income on loans and direct financing receivables 4,108 2,128 13,861 8,069 Other income 37 25 121 400 Total revenues 79,612 55,162 284,762 190,441 Expenses: Interest 22,525 17,836 81,782 67,959 Transaction costs 153 786 1,156 2,804 Property costs 393 72 1,515 473 General and administrative 6,989 5,468 27,972 19,494 Depreciation and amortization 24,884 16,835 88,615 57,025 Provision for impairment of real estate - - 1,000 - Total expenses 54,944 40,997 202,040 147,755 Income from continuing operations before income taxes 24,668 14,165 82,722 42,686 Income tax expense 36 9 274 180 Income from continuing operations 24,632 14,156 82,448 42,506 Income from discontinued operations - 25 - 1,140 Income before (loss) gain on dispositions of real estate 24,632 14,181 82,448 43,646 (Loss) gain on dispositions of real estate (560) 3,242 1,322 4,493 Net income $ 24,072 $ 17,423 $ 83,770 $ 48,139 Net income per share of common stock – basic and diluted $ 0.18 $ 0.18 $ 0.68 $ 0.61 Dividends declared per common share $ 0.2700 $ 0.2178 $ 1.0400 $ 0.9898 Weighted average common shares outstanding – basic 130,085,462 97,025,384 122,180,650 78,454,599 Weighted average common shares outstanding – diluted 130,275,296 97,025,384 122,207,505 78,454,599

Funds from Operations and Adjusted Funds from Operations Three Months Ended December 31, Year Ended December 31, $ thousands, except per share data 2015 2014 2015 2014 Net income (unaudited) (unaudited) $ 24,072 $ 17,423 $ 83,770 $ 48,139 Depreciation and amortization of real estate assets 24,783 16,754 88,257 56,722 Provision for impairment of real estate - - 1,000 - Loss (gain) on dispositions of real estate 560 (3,258) (1,322) (5,478) Funds From Operations $ 49,415 $ 30,919 $ 171,705 $ 99,383 Adjustments: Straight-line rental revenue, net (505) (206) (2,018) (2,402) Transaction costs 153 786 1,156 2,804 Non-cash equity-based compensation 1,285 597 4,735 2,294 Non-cash interest expense 1,664 1,459 6,507 7,146 Amortization of lease-related intangibles and costs 543 172 1,390 651 Adjusted Funds From Operations $ 52,555 $ 33,727 $ 183,475 $ 109,876 Net income per share of common stock – basic and diluted1 $ 0.18 $ 0.18 $ 0.68 $ 0.61 FFO per share of common stock – basic and diluted1 $ 0.38 $ 0.32 $ 1.40 $ 1.26 AFFO per share of common stock – basic and diluted1 $ 0.40 $ 0.35 $ 1.49 $ 1.39 1 Under the two-class method, earnings attributable to unvested restricted stock are deducted from earnings in the computation of per share amounts where applicable.

Condensed Consolidated Balance Sheets $ thousands, except share and per share data December 31, 2015 December 31, 2014 (unaudited) (audited) Assets Investments: Real estate investments: Land and improvements $ 1,187,482 $ 843,843 Buildings and improvements 2,490,394 1,790,530 Intangible lease assets 88,724 60,184 Total real estate investments 3,766,600 2,694,557 Less accumulated depreciation and amortization (184,182) (98,671) 3,582,418 2,595,886 Loans and direct financing receivables 213,342 111,354 Net investments 3,795,760 2,707,240 Cash and cash equivalents 67,115 136,313 Other assets 48,513 39,150 Total assets $ 3,911,388 $ 2,882,703 Liabilities and stockholders’ equity Liabilities: Credit facility $ - $ - Unsecured term notes payable, net 172,442 - Non-recourse debt obligations of consolidated special purpose entities, net 1,597,505 1,253,242 Dividends payable 38,032 13,123 Accounts payable and accrued expenses 36,196 30,486 Other liabilities 7,420 3,168 Total liabilities 1,851,595 1,300,019 Stockholders’ equity: Common stock, $0.01 par value per share, 375,000,000 shares authorized, 140,858,765 and 115,212,541 shares issued and outstanding, respectively 1,409 1,152 Capital in excess of par value 2,162,130 1,636,203 Distributions in excess of retained earnings (103,453) (54,405) Accumulated other comprehensive loss (293) (266) Total stockholders’ equity 2,059,793 1,582,684 Total liabilities and stockholders’ equity $ 3,911,388 $ 2,882,703

Adjusted Debt to Adjusted EBITDA1 $ thousands, except ratios Three Months Ended December 31, 2015 (unaudited) Credit facility $ - Unsecured term notes payable, net 172,442 Non-recourse debt obligations of consolidated special purpose entities, net 1,597,505 1,769,947 Add/(deduct): Unamortized net debt premium (27) Unamortized deferred financing costs 35,554 Cash and cash equivalents (67,115) Restricted cash deposits held for the benefit of lenders (16,172) Total adjustments (47,760) Adjusted Debt $ 1,722,187 Net income $ 24,072 Add/(deduct): Interest 22,525 Depreciation and amortization 24,884 Income tax expense 36 Total adjustments 47,445 EBITDA 71,517 Add/(deduct): Transaction costs 153 Loss on dispositions of real estate 560 Total adjustments 713 Adjusted EBITDA $ 72,230 Estimated additional Adjusted EBITDA for the quarter had all leases and loans in place as of December 31, 2015 been in place as of October 1, 2015 3,508 Adjusted EBITDA – Current Estimated Run Rate $ 75,738 Annualized Adjusted EBITDA $ 288,920 Annualized Adjusted EBITDA – Current Estimated Run Rate $ 302,952 Adjusted Debt / Annualized Adjusted EBITDA 6.0 Adjusted Debt / Annualized Adjusted EBITDA – Current Estimated Run Rate 5.7 1 See page 18 for definitions of terms used in the presentation above.

Debt Summary and Maturities Debt maturities Debt summary We seek to employ leverage judiciously, using diverse sources of fixed-rate, long-term financing. Our largest borrowing source to date has been our private conduit program, STORE Master Funding, through which we have issued multiple series of A+ rated notes. The flexibility of STORE Master Funding enables us to better offer our customers tailored lease solutions, which we call Master Funding Solutions. Our capital efficiency is further enhanced by our access to the senior unsecured term debt market, STORE having received a BBB- rating from Fitch Ratings. With our inaugural unsecured note offering in November 2015, we are amongst the very few equity REITs that issue investment-grade unsecured debt in addition to having our own highly-rated, non-recourse secured debt conduit. PROVEN BORROWING STRATEGIES $ millions Weighted Average Interest Rate Expiration/ Maturity Date Outstanding Borrowings Gross Investment Amount of Collateral $400MM unsecured credit facility LIBOR + spread Sept 2019 $ - $ - Total short-term debt - - Unsecured term notes payable 5.12% 2022 to 2024 175 - STORE Master Funding net-lease mortgage notes payable 4.65% 2019 to 2025 1,434 2,089 Other mortgage notes payable 5.03% 2016 to 2038 196 328 Total long-term debt 4.74% 1,805 2,417 Unencumbered real estate assets 1,563 Totals $ 1,805 $ 3,980

Portfolio – At a Glance

OUR PORTFOLIO AS OF DECEMBER 31, 2015

Investment Property Locations	1,325
Customers	303
Industries in which our Customers Operate	85
States	46
Proportion of Portfolio from Direct Origination	~75%
% of Investment Portfolio subject to STORE preferred contracts*	89%
Weighted Average Annual Lease Escalation[1]	1.7%
Weighted Average Remaining Lease Contract Term	~14 Years
Occupancy[2]	99.8%
# of Properties not currently operating but subject to a Lease[3]	7
# of Investment Locations subject to a Ground Lease	14
% of Investment Portfolio subject to NNN Leases*	97%
% of Investment Portfolio subject to Master Leases*[4]	80%
Average Investment Amount / Replacement Cost (new)[5]	81%
% of Investment Portfolio providing Unit-Level Financial Reporting*	95%
Median Unit Fixed Charge Coverage Ratio (FCCR)/4-Wall Coverage Ratio[6]	2.12x/2.64x
Proportion of Investment Contracts Rated Investment Grade[7]	~75%


BURGER KING
HOME OF THE WHOPPER


MAIN EVENT


GANDER MTN.

** Based on annualized base rent and interest.*

Note: See page 16 for the definitions and numerical footnotes referenced above.

9

Portfolio Contract Quality Expected default frequency & STORE score equivalent Ratings Data as of December 31, 2015. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a risk measure reflective of both the credit risk of our tenants and the profitability of the operations at our properties. The STORE Score is a quantitative measurement of contract risk computed by multiplying tenant default probabilities (using Moody’s RiskCalc) and estimated store closure probabilities (using a simple algorithm we developed that has closure probabilities ranging from 100% to 10%, depending on unit-level profitability). However, qualitative features can also impact investment risk, such as low property investment amounts, the presence of third party guarantors, or other factors. Such qualitative factors may serve to further mitigate investment risk. We have maintained lease contract quality, averaging approximately 75% investment-grade.

Diversification Across Customers Focus on industries with sustained relevance 1 Excludes customers, representing less than 0.3% of annualized base rent and interest, that do not report corporate revenues. 2 Shown as of December 31, 2015, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2015, for all leases, loans and direct financing receivables in place as of that date). Diverse customer base of established, middle market companies Median - $40 million Weighted Average - $462 million TOP TENANT ROSTER Customer % Base Rent and Interest1 Number of Properties Gander Mountain Company 2.7% 13 American Multi-Cinema, Inc. 2.3% 11 RMH Franchise Holdings, Inc. (Applebee’s) 2.0% 33 O’Charley’s LLC 1.7% 30 At Home Stores LLC 1.5% 5 Sailormen, Inc. (Popeye’s Louisiana Kitchen) 1.4% 41 FreedomRoads, LLC (Camping World) 1.4% 8 Rainbow Early Education Holding, LLC 1.3% 36 Bellisio Foods, Inc. 1.3% 2 Conn’s, Inc. 1.1% 7 Top Ten Customers 16.7% 186 All other (293 customers) 83.3% 1,139 Total 100.0% 1,325 SECTOR BREAKDOWN Customer Industry % Base Rent and Interest2 Number of Properties Building Square Footage (thousands) Restaurants – full service 16.1% 304 2,130 Restaurants – limited service 9.1% 329 936 Movie theaters 7.3% 36 1,407 Health clubs 7.3% 51 1,663 Early childhood education centers 6.7% 133 1,390 Colleges and professional schools 2.4% 6 466 Automotive repairs and maintenance 1.7% 48 183 All other service industries (35) 21.5% 204 6,324 Total service 72.1% 1,111 14,499 Furniture stores 4.3% 26 1,574 Sporting goods and hobby stores 3.2% 16 1,050 Home furnishing stores 2.0% 18 933 All other retail industries (11) 5.7% 59 2,328 Total retail 15.2% 119 5,885 Total industrial (29) 12.7% 95 9,935 Total 100.0% 1,325 30,319 1 Shown as of December 31, 2015, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2015, for all of leases, loans and direct financing receivables in place as of that date). 2On December 16, 2015, American Multi-Cinema, Inc. completed its acquisition of SMH Theatres, Inc. American Multi-Cinema, Inc. is now guarantor under the Starplex/Showplex leases. 83.3% 1,139

State % Base Rent and Interest¹ Number of Properties Texas 12.4% 105 Illinois 8.2% 101 Georgia 6.2% 91 Ohio 5.4% 78 Tennessee 5.3% 79 Florida 4.8% 69 California 4.4% 21 Arizona 4.3% 46 Colorado 3.8% 25 North Carolina 3.7% 84 Top Ten States 58.5% 699 All other (36 states)2 41.5% 626 Total 100.0% 1,325 Diversification Across Geographies and Concepts 1 Shown as of December 31, 2015 by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2015, for all leases, loans and direct financing receivables in place as of that date). 2 Includes one property in Ontario, Canada which represents less than 0.2% of annualized base rent and interest. TOP ten states Customer Business Concept % Base Rent and Interest¹ Number of Properties Ashley Furniture HomeStore 3.1% 19 Gander Mountain 2.7% 13 Applebee’s 2.4% 42 Popeyes Louisiana Kitchen 1.8% 57 Starplex Cinemas 1.8% 8 O’Charley’s 1.7% 30 At Home 1.5% 5 FreedomRoads/Camping World 1.4% 8 Rainbow Child Care Center 1.3% 36 Captain D’s 1.3% 66 Top Ten Concepts 19.0% 284 All other (296 concepts) 81.0% 1,041 Total 100.0% 1,325 Top 10 concepts

Year of Lease Expiration or Loan Maturity % Base Rent and Interest¹ Number of Properties 2016 - % - 2017 0.4% 10 2018 0.4% 4 2019 0.8% 8 2020 0.7% 5 2021 1.1% 7 2022 0.3% 5 2023 2.6% 36 2024 2.3% 23 2025 2.8% 22 Thereafter 88.6% 1,203 Total 100.0% 1,323 Contract Expirations and Occupancy 1 Shown as of December 31, 2015, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2015, for all leases, loans and direct financing receivables in place as of that date). CONTRACT EXPIRATIONS Leases and loans representing less than 12% of the annualized base rent and interest will expire in the next ten years (before 2026); as of December 31, 2015, two of the Company’s properties were vacant and not subject to a contract. OCCUPANCY 88.6% 11.4% Thereafter Expirations prior to 2026

Rent Escalations 1 Shown as of December 31, 2015, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2015, for all leases, loans and direct financing receivables in place as of that date). Excludes leases, representing less than 0.3% in annualized base rent and interest, where the tenant does not have any further options to extend the lease and no remaining rent escalations. Lease Escalation Frequency % Base Rent and Interest¹ Weighted Average Annual Escalation Rate Annually 62% 1.8 % Every 5 years 32% 1.7 % Other escalation frequencies 4% 1.4 % Flat 2 % NA Total / Weighted Average 100% 1.7 % At December 31, 2015, approximately 62% of our leases provided for annual escalations. We believe such frequent escalations are unusual in the net lease real estate auction marketplace, where escalations are not uncommon, but are usually less frequent. The majority of the remainder of our leases generally provided for payment escalation every five years. As of December 31, 2015, the weighted average annual escalation rate of our entire portfolio was 1.7% (if the escalations in all of our leases are expressed on an annual basis and assuming the contracts that increase based on CPI increase at the minimum of the stated contractual fixed percentage in the contract). FREQUENT RENT ESCALATIONS PROVIDE A MEASURE OF INFLATION PROTECTION AND A STRONG POTENTIAL SOURCE OF INTERNAL GROWTH Contractual CPI - Based , 73.8% Contractual Fixed , 24.6% Flat , 1.6%

2016 Guidance 2016 Guidance Net income per share $0.72 to $0.74 Depreciation and amortization of real estate assets per share $0.78 to $0.79 FFO per share $1.50 to $1.53 Non-cash items and real estate transaction costs $0.09 to $0.10 AFFO per share $1.59 to $1.63 G&A expenses $32 million to $34 million Estimated run-rate funded debt / annualized adjusted EBITDA 6x to 7x Acquisition volume $810 million to $830 million Disposition volume $60 million to $80 million Net volume ~$750 million Weighted average cap rate on new acquisitions 7.75% AFFO per share is sensitive to the timing and amount of real estate acquisitions during the year, as well as to the spread achieved between the lease rates on new acquisitions and the interest rates on borrowings used to finance those acquisitions.

Definitions and Footnotes 1 Weighted average annual lease escalation represents the weighted average annual escalation rate of the entire portfolio as if the escalations in all leases were expressed on an annual basis and assumes the contracts that increase based on changes in CPI increase at the minimum of the stated fixed percentage in the contract. 2 We define occupancy as a property being subject to a lease or loan contract. 3 The number of properties not currently operating but subject to a lease represents the number of our investment locations that have been closed by the tenant but remain subject to a lease. 4 The percentage of investment portfolio subject to master leases represents the percentage of the investment portfolio in multiple properties with a single customer subject to master leases. Based on annualized base rent and interest, 81% of the investment portfolio involves multiple properties with a single customer, whether or not subject to a master lease. 5 The average investment amount/replacement cost (new) represents the ratio of purchase price to replacement cost (new) at acquisition. 6 STORE Capital calculates unit fixed charge coverage ratio generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. 7 The proportion of investment contracts rated investment grade represents the percentage of our contracts that have a STORE Score that is investment grade. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties. See Page 9

Supplemental Reporting Measures and Forward-Looking Statements Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles, or GAAP. We also disclose Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO, both of which are non-GAAP measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or to cash flows from operations as reported on a statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income, excluding gains (or losses) from extraordinary items and sales of depreciable property, real estate impairment losses and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rents, amortization of deferred financing costs and stock-based compensation. In addition, in deriving AFFO, we exclude transaction costs associated with acquiring real estate subject to existing leases. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. Management believes that AFFO provides more useful information to investors and analysts because it modifies FFO to exclude additional non-cash revenues and expenses such as straight-line rents, amortization of deferred financing costs and stock-based compensation as such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. Additionally, in deriving AFFO, we exclude transaction costs associated with acquiring real estate subject to existing leases. We view transaction costs to be a part of our investment in the real estate we acquire, similar to the treatment of acquisition and closing costs on our sale-leaseback transactions, which are capitalized as a part of the investment in the asset. We believe that transaction costs are not an ongoing cost of the portfolio in place at the end of each reporting period and, for these reasons, we add back the portion expensed when computing AFFO. As a result, we believe AFFO to be a more meaningful measurement of ongoing performance that allows for greater performance comparability. Therefore, we disclose both FFO and AFFO and reconcile them to the most appropriate GAAP performance metric, which is net income. STORE Capital’s FFO and AFFO may not be comparable to similarly titled measures employed by other companies.

Supplemental Reporting Measures and Forward-Looking Statements EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Adjusted Debt EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA modified to include other adjustments to GAAP net income for transaction costs, non-cash impairment charges and gains/losses on dispositions of real estate. Annualized Adjusted EBITDA is calculated by multiplying Adjusted EBITDA for the quarter by four. Annualized Adjusted EBITDA – Current Estimated Run Rate is calculated based on an estimated Adjusted EBITDA as if all leases and loans in place as of December 31, 2015 had been in place as of October 1, 2015; then annualizing the Adjusted EBITDA for the quarter by multiplying it by four. You should not unduly rely on this metric as it is based on several assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted EBITDA for future periods may be significantly less than that implied by our reported Annualized Adjusted EBITDA – Current Estimated Run Rate for a variety of reasons. Adjusted Debt represents our outstanding debt obligations excluding unamortized deferred financing costs and net debt premium, further reduced for cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding unamortized deferred financing costs and net debt premium, cash and cash equivalents and restricted cash deposits held for the benefit of lenders provides an estimate of the net contractual amount of borrowed capital to be repaid which we believe is a beneficial disclosure to investors and analysts. Adjusted Debt to Annualized Adjusted EBITDA Adjusted Debt to Annualized Adjusted EBITDA, or leverage, is a supplemental non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments. We calculate leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA. Because our portfolio growth level is significant to the overall size of the Company, we believe that presenting this leverage metric on a run rate basis is more meaningful than presenting the metric for the historical quarterly period, and we refer to this metric as Adjusted Debt to Annualized Adjusted EBITDA—Current Estimated Run Rate. Leverage should be considered as a supplemental measure of the level of risk to which stockholder value may be exposed. Our computation of leverage may differ from the methodology employed by other companies and, therefore, may not be comparable to other measures. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA and Adjusted EBITDA is useful to investors and analysts because it provides important information concerning our operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies. The following is a summary of the primary inputs into our presentation of these measures.

Supplemental Reporting Measures and Forward-Looking Statements Forward-Looking Statements Certain statements contained in this document that are not historical facts contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the “safe harbor” created by those sections. Forward-looking statements can be identified by the use of words such as "estimate," "anticipate," "expect," "believe," "intend," "may," "will," "should," "seek," "approximate" or "plan," or the negative of these words and phrases or similar words or phrases. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. For more information on risk factors for our business, please refer to the periodic reports we file with the Securities and Exchange Commission from time to time. These forward-looking statements herein speak only as of the date of this document and should not be relied upon as predictions of future events. STORE Capital expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein, to reflect any change in STORE Capital’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except as required by law. Media and Investor Contacts: Financial Profiles, Inc. Moira Conlon, (310) 622-8220 Paige Hart, (310) 622-8244 STORECapital@finprofiles.com